Investment Securities (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Amount of gross gains and losses realized through the sales of available-for-sale investment securities
Realized gains	$ 11	$ 21	$ 150
Realized losses	(7)	(8)	(3)
Realized gains (losses), net	4	13	147
Income tax (benefit) on net realized gains (losses)	$ 2	$ 5	$ 56